Exhibit 3

POWERS OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Peter Hebert or Joshua Wolfe, acting singly, his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a direct or indirect general partner, director, officer or manager of any partnership, corporation or limited liability company, pursuant to section 13 or 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the Financial Industry Regulatory Authority, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 13th day of February, 2015.

Lux Ventures II, L.P.

By:	Lux Venture Partners II, L.P.
its General Partner

	By:	Lux Venture Associates II, LLC
its General Partner

		By:	Lux Capital Management, LLC
its Sole Member

			By:	/s/ Peter Hebert
			Name:	Peter Hebert
			Title:	Managing Director

Lux Ventures II Sidecar, L.P.

By:	Lux Venture Partners II, L.P.
its General Partner

	By:	Lux Venture Associates II, LLC
its General Partner

		By:	Lux Capital Management, LLC
its Sole Member

			By:	/s/ Peter Hebert
			Name:	Peter Hebert
			Title:	Managing Director

Lux Venture Partners II, L.P.

By:	Lux Venture Associates II, LLC
its General Partner

	By:	Lux Capital Management, LLC
its Sole Member

		By:	/s/ Peter Hebert
		Name:	Peter Hebert
		Title:	Managing Director

Lux Venture Associates II, LLC

By:	Lux Capital Management, LLC
its Sole Member

	By:	/s/ Peter Hebert
	Name:	Peter Hebert
	Title:	Managing Director

Lux Capital Management, LLC

By:	/s/ Peter Hebert
Name:	Peter Hebert
Title:	Managing Director

/s/ Joshua Wolfe
Joshua Wolfe

/s/ Peter Hebert
Peter Hebert